Loomis Sayles Growth Fund

Supplement dated March 24, 2017 to the Prospectus and Summary Prospectus of the Loomis Sayles Growth

Fund (the “Fund”), each dated February 1, 2017, as may be revised and supplemented from time to time.

Effective immediately, the first two bullets under the section “It’s Easy to Open an Account” in the Prospectus and the first paragraph under the section “Purchase and Sale of Fund Shares” in the Summary Prospectus are replaced with the following:

In order to preserve the investment team’s ability to efficiently manage future cash flow, Loomis Sayles, in consultation with NGAM Distribution, L.P., has concluded that it is in the best interest of current shareholders to close the Fund to new investors effective at the close of business April 28, 2017. After this date, the Fund will be available for purchase only by existing shareholders and clients of registered investment advisers and registered representatives trading through intermediary programs/platforms on which the Fund is already available.

New defined contribution and defined benefit plans will be permitted to invest in the Fund if they have started the process of adding the Fund as an investment option based on discussions with Loomis Sayles prior to April 28, 2017 and the Fund has been added to the plan line-up by December 31, 2017.